Exhibit 10.7

PROMISSORY NOTE
(SECURED BY MORTGAGE)

$6,000,000 US November 12th, 2015

FOR VALUE RECEIVED, AINA LE’A, INC., (the “Company”), a corporation duly organized and existing under Delaware law, and having an address at 69-201 Waikoloa Beach Drive, #2617, Waikoloa, Hawaii 96738, pursuant to the terms hereof (the “Note”) hereby absolutely and unconditionally promises to pay to the order of LIBO ZHANG, a Chinese national with P. R. China ID Card Number 220102196510212246, (such holder or any subsequent holder of this Note, the “Holder” or “Lender”) the principal sum of SIX MILLION US Dollars ($6,000,000.00) (“Principal Amount”) on November 12, 2016 (“Maturity Date”), together with interest thereon (computed on the basis of a 360-day year based on actual days elapsed) from November 12, 2015, until paid on the unpaid balance of the Principal Amount, from time to time outstanding, at the rate of twelve percent (12%) percent per annum, non-compounded.

1.	Payment of Principal and Interest.

The Lender shall hold back from the proceeds of this Note the sum of $720,000.00 US representing one year’s interest upon this Note. Such interest shall be deemed to have been earned in full by the Lender upon the distribution to the Company of the first installment of the net loan proceeds. The entire Principal Amount shall be due and payable on the Maturity Date, and the failure to pay the entire Principal Amount on the Maturity Date will be an Event of Default (as defined hereinbelow) under this Note. Should the Principal Amount of the Note or any portion thereof for any reason not be paid in full on the Maturity Date, interest shall thereafter accrue and be payable on the unpaid balance of the Principal Amount at the rate set forth above until this Note has been repaid in full. All payments upon this Note shall be made in immediately available funds on the dates called for in this Note at the wire transfer instructions of the Holder that are from time to time furnished by the Holder to the Company.

2.	Funding of Loan.

Upon the funding of this Note, the Lender shall deliver the first installment of the net loan proceeds of $4,280,000.00 U.S. to Company via wire transfer as follows:

Bank of [ ]
[ ]
[ ]
Phone # [ ]
Fax # [ ]

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Aina Le’a Inc.
Account Number [ ]
Routing Number [ ]
Swift Code: [ ]

Upon confirmation of receipt of the net proceeds of this Note as described above, Company shall cause the Mortgage defined in Section 3 hereinbelow to be recorded in the Bureau of Conveyances of the State of Hawaii, as a first and valid lien on the Company’s interest in that certain real property identified as Parcel D-1-B-1, Tax Map Key. (3)-6-8-001-069, subject only to the exceptions listed on Exhibit A attached hereto. Upon completion of recording the Mortgage defined in Section 3 herein, the Lender shall immediately wire transfer $1,000,000.00 U.S. to the above listed account of Company.

3.	Security.

This Note is secured by that certain first lien Mortgage, Security Agreement And Financing Statement of even date herewith (the “Mortgage”), granted by Company, as Mortgagor, to Holder, as Lender or Mortgagee, encumbering the Company’s interest in certain real property more particularly described therein (the “Property”). This Note, and all instruments securing this Note including the Mortgage, shall collectively be referred to as “the Loan Documents.” Each term used herein, unless otherwise defined herein, shall have the same meaning as set forth in the Mortgage. The obligations, covenants, and agreements of the Mortgage are hereby made a part of this Note to the same extent and with the same effect as if they were fully set forth herein, and Company does hereby agree to perform and keep each and every obligation, covenant, and agreement set forth in this Note and in the Mortgage. This Note shall evidence, and the Mortgage shall secure, the indebtedness described herein.

This Note is further secured by that certain unrecorded agreement by and between Libo Zhang and Robert Wessels regarding certain share rights granted by Wessels to Zhang, as more specifically set forth in that agreement.

4.	Default.

The following shall constitute an Event of Default hereunder:

(a) The commencement by the Company of any proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of an order for relief against it in an involuntary bankruptcy or insolvency case or proceeding, or a filing by it of a petition or answer or consent seeking reorganization or release under any bankruptcy, insolvency or similar laws applicable to the Company, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, provisional liquidator, special manager, assignee, trustee or other similar official for it or for any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action or the

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adoption of a winding up resolution by the Company, or the appointment of a receiver or trustee over a substantial part of or all of the Company’s assets, or the calling by the Company of a meeting of creditors for the purpose of entering into a scheme or arrangement with them, in each case provided such action (unless initiated by the Company) shall not have been resolved in favor of the Company within 60 days after the commencement thereof;

(b) The commencement by third parties of any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar relief under any present or future statute, law or regulation proceeding, provided such action shall not have been resolved in favor of the Company within 60 days after the commencement thereof;

(c)    The Company breaches or defaults on any covenant or other obligation expressed to be assumed by it in this Note or any Loan Document, including without limitation, its failure to pay the Principal Amount and/or interest and/or any amount payable hereunder, when such amount becomes dues;

(d)    Any representation, warranty, certificate, or other statement (financial or otherwise, but not including financial forecasts) made or furnished by or on behalf of the Company to the Lender in writing in connection with any Loan Document or as an inducement to Holder to enter into any Loan Document shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

(e)    A judgment or judgments for the payment of money in excess of the sum of $50,000 in the aggregate shall be rendered against the Company and the Company shall not discharge the same or provide for its discharge, or procure a stay of execution thereof, prior to any execution on such judgment, within 30 days from the date of entry thereof, and within said period of 30 days, or such longer period during which execution shall be stayed, appeal therefrom and cause the execution to be stayed during such appeal;

(f)    Any execution or attachment shall be issued whereby any substantial part of the property of the Company shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 10 days after the issuance thereof; or
(g)    Any occurrence of whatsoever nature (including, without limitation, any adverse determination in any litigation, arbitration, or governmental investigation or proceeding) which could reasonably be expected to materially and adversely affect (i) the financial condition, assets or properties of the Company, (ii) impair the ability of the Company to perform its obligations under this Note or the any other Loan Document, (iii) the validity or enforceability of the material obligations of Company under this Note or any other Loan Document, (iv) the rights and remedies of Holder against Company, or (v) the timely payment of the principal of and interest on this Note.

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If an Event of Default (other than an Event of Default described in Sections 4(a) or 4(b) above) occurs and is continuing, the Lender may, by written notice to the Company, declare all outstanding indebtedness and obligations under this Note to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are expressly waived. If an Event of Default described in Sections 4(a) or 4(b) above, immediately and without notice, all outstanding indebtedness and obligations under this Note shall be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are expressly waived. In addition to the foregoing remedies, the Lender may pursue any other available remedy by proceeding at law, in equity or by agreement to collect the payment of amounts due on this Note or to enforce the performance of any provision of this Note or any other Loan Document. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.
Company shall notify the Holder in writing within 48 hours from the time of (a) the occurrence of an Event of Default or (b) the occurrence of any event that could reasonably be expected to result in an Event of Default.

5.	Use of Proceeds.

The Company shall use the proceeds of this Note to complete the purchase of that certain property on the Island of Hawaii, State of Hawaii, designated as Tax Map Key No. (3) 6-8-001-038, Lot No. B-1-A, consisting of approximately 628.316 acres, and Tax Map Key No. (3) 6-8-001-039, Lot No. D-1-A consisting of approximately 383.033 acres, as well as general corporate purposes. The proceeds of this Note that are received by Company will be returned by the Company to the Holder immediately if the closing of the purchase of Lot No. D-1-A and B-1-A is not consummated on or before November 30, 2015. The Lender agrees to reconvey and release the Mortgage upon receipt of funds as described in the preceding sentence.

6.	Company Representations, Warranties and Covenants.

The Company hereby represents and warrants to the Holder that:

(i) there is no legal, administrative or other proceeding pending or to the best knowledge of the Company, threatened by or against the Company and/or its subsidiary or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company and/or its subsidiary;

(ii) This Note and each other Loan Document has been duly executed by the Company and represents valid and binding obligations of the Company enforceable in accordance with their terms;

(iii) all consents, approvals or authorizations required in connection with the consummation of the transactions contemplated herein have been obtained;

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(iv) the execution, delivery and performance of and compliance with this Note and the other Loan Documents and the transactions contemplated hereby and thereby will not result in any violation or default, or be in conflict with or constitute, either a default under the its Articles of Incorporation or Bylaws, as amended, other constitutive document, or any agreement or contract of the Company, or a violation of any statutes, laws, regulations or orders.

7.	Prepayment.

Company may repay any part of the outstanding principal and interest at any time before the Maturity Date with no prepayment penalty, provided that notwithstanding such prepayment by Company, the Lender shall be entitled to retain the full one-year interest in the amount of $720,000.00 U.S..

8.	General.

(a) Successors and Assigns. This Note shall not be assigned, in whole or in part, without the written consent of the Company, except that the Holder may assign this Note to an affiliate thereof. This Note, and the obligations and rights of the Company hereunder, shall be binding on and inure to the benefit of the Company, the Holder of this Note, and their respective heirs, successors, and assigns. Without limiting the foregoing, any successor and assign of the Holder shall be subject to the terms of this Note, including the limitations on transfer and the representations contained in this Note.

(b) Notices. All notices, requests, consents, and demands shall be made in writing and shall be deemed effectively given when delivered personally to the party to whom they are addressed or when deposited in the mail, by registered or certified mail, postage prepaid, addressed to the Company, at the address mentioned above.

(c) Governing Law; Venue. This Note and all questions relating to its validity, interpretation and performance shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

(d) Interest Rate Savings Clause. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to this Note, together with all fees, charges and other amounts that are treated as interest on this Note under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by Holder in accordance with applicable law, the rate of interest payable in respect of this Note, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and such excess interest and Charges shall be returned to the Company or, at the

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option of the Holder (but to the extent permitted by law), credited against the principal balance under this Note then outstanding.

(e)    Further Assurances. The Company shall execute, acknowledge where appropriate, and deliver from time to time promptly at the request of the Holder all such instruments and documents as in the reasonable opinion of the Holder are necessary or desirable to carry out the intent and purposes of this Note or the other Loan Documents.

(f)    Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and Lender.

(g)    FORUM SELECTION. AT THE OPTION OF THE HOLDER, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR STATE COURT SITTING IN THE STATE OF DELAWARE; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE HOLDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

(h)JURY TRIAL WAIVER. TO THE FULLEST EXTENT PERMITTED BY LAW, COMPANY AND, BY ITS ACCEPTANCE OF THIS NOTE, HOLDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(i)    Delay. No failure on the part of Holder to exercise and no delay in exercising any power or right hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.
(j)Severability. Whenever possible, each provision of this Note and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Note, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such

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prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.
(k)Waiver of Notices. The Company hereby waives demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the Holder hereof.
(l)Attorneys Fees. The Company agrees to pay or reimburse the Holder upon demand for all reasonable out-of-pocket expenses (including, without limitation, filing and recording costs and fees, charges and disbursements of counsel to the Holder) paid or incurred by the Holder in connection with the negotiation, preparation, approval, review, execution, delivery, administration, amendment, modification, interpretation, collection and enforcement of this Note and the other Loan Documents.
(m)Information. Promptly at the request of the Lender made from time to time, the Company shall furnish to the Lender such information regarding the businesses and properties of the Company and its subsidiaries as the Lender may reasonably request. The Lender may, at all reasonable times and intervals, visit and inspect the properties and businesses fo the Company and its subsidiaries.
IN WITNESS WHEREOF, this Note has been executed and delivered on the date and year first above written.

AINA LE’A, INC

By: _/s/ Richard P. Bernstein_____________________
RICHARD P. BERNSTEIN, Secretary and Director

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EXHIBIT A
TITLE EXCEPTIONS

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ORDER NO. : 6829000903-DD

LEGAL DESCRIPTION EXHIBIT

The land referred to in this Report is situated in the State of Hawaii, and described as follows:

1.	62°	35’	43.5”	635.01	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

2.	172°	00’	00”	196.12	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

3.	183°	50’	51”	9.84	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

	Thence along a curve to the left (cul-de-sac) with a radius of 48.00 feet, the chord azimuth and distance being:

4.	164°	54’	01.5”	68.08	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

	Thence along a curve to the right with a radius of 31.00 feet, the chord azimuth and distance being:

5.	54°	18’	34”	24.47	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

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6.	168°	13’	55”	31.04	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

7.	173°	43’	36”	191.79	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

8.	83°	43’	36”	208.49	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

9.	99°	15’	00”	225.96	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

10.	119°	00’	00”	148.41	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

11.	172°	38’	53”	65.60	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

12.	209°	00’	00”	175.43	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

13.	299°	00’	00”	347.68	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

14.	254°	00’	00”	104.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

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15.	216°	00’	00”	99.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

16.	170°	00’	00”	95.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

17.	138°	30’	00”	92.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

18.	245°	30’	00”	271.95	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

19.	271°	00’	00”	121.85	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

	Thence along a curve to the left with a radius of 330.00 feet, the chord azimuth and distance being:

20.	3°	39’	00”	209.97	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

21.	255°	06’	00”	60.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

22.	305°	30’	00”	94.05	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

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23.	280°	00’	00”	85.13	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

24.	240°	30’	00”	97.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

25.	210°	00’	00”	427.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

26.	257°	30’	00”	375.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

27.	253°	00’	00”	381.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

28.	13°	00’	00”	64.14	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

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	Thence along a curve to the right, with a radius of 960.00 feet, the chord azimuth and distance being:

29.	30°	30’	00”	577.36	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

30.	48°	00’	00”	730.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A to the point of beginning and
					containing an area of 23.559 acres, more or
					less, per survey as prepared by Thomas G.
					Pattison, Licensed Professional Land
					Surveyor No. 10743 dated June 28, 2012,
					revised September 18, 2012.

TOGETHER WITH a non-exclusive right of use of Easement A for access and utility purposes, as disclosed by survey map by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated April 21, 2009, as set forth in County Approved Subdivision Number SUB-09-000860.

TOGETHER WITH the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)    utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)    a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water, sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

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NOTE:

(A)
Easement “A-3” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 619 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(B)
Easement “A-4” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 594 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(C)    Easement “D-1” for access and utility purposes affecting Lot D-1-A in favor of
Aina Le’a LLC, 12,504 square feet, more or less, as shown on County Approval
Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed
Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated
May 7, 2012.

(D)    Easement “D-2” for access and utility purposes affecting Lot D-1-B-2 in favor of
Lot D-1-B-1, 1,151 square feet, more or less, as shown on County Approval
Subdivision S09-000860, prepared by Thomas G. Pattison, Licensed Professional
Land Surveyor Certificate No. 10743, dated May 7, 2012.

Being a portion of the property described in the following:

A. DEED
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188883
Grantor	:	BRIDGE AINA LE'A, LLC, a Hawaii limited liability company
Grantee	:	AINA LE'A LLC, a Nevada limited liability company

NOTE:

A)    State of Delaware Certification of Conversion from a Limited Liability Company to a Corporation pursuant to Section 265 of the Delaware General Corporation Law filed February 6, 2012, with Secretary of State, Division of Corporation.

B)    Certificate of Incorporation of AINA LE’A, INC, filed February 6, 2012 with
Secretary of State, Division of Corporation.

C)    Articles of Conversion (pursuant to NRS 92A.205) filed February 6, 2012 with
Secretary of State, Division of Corporation.

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B. DEED
Recorded
Grantor	:	HRD SERVICES, LTD., a Marshall Islands corporation, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1 (the “Land “Trust)
Grantee	:	AINA LE’A, INC., a Delaware corporation

WARRANTY DEEDS FOR VARIOUS FRACTIONAL INTERESTS FROM AINA LE’A INC., A DELAWARE CORPORATION, AS GRANTOR TO THE FOLLOWING GRANTEES:

PHUA MONG LIAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540152.

SO WING YUEN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540153.

MOORE CHAPMAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540154.

HSIEH AMY MIKIO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540155.

SHIH JOYCE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540156.

LAU YUN KWAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540157.

LI MIU HAN, as to an undivided 22/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540158.

LIU SUEI YUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540159.

LUONG THOMAS C.C., as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540160.

LEUNG HOI WAH, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540161.

CHAN SHEK KIU, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540162.

KWAN FUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540163.

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TING PING HUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540164.

TSANG KWOK LAI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540165.

CHUI MING MAN JACKEY, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540166.

LEE YIM TO MONA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540167.

KAM YIU HOI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540168.

LI MAU CHUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540169.

CHAN WAI MUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540170.

TANG CHAM CHUEN KIDSON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540171.

KAN CHEUK WOON, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540172.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540173.

LUK SHAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540174.

YIP WAI KWONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540175.

CHENG TAK HONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540176.

NGAI CHI MING JAMES, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540177.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540178.

FUKUZAWA ICHIRO, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540179.

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TAM HUNG YUK, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540180.

CHEONG AH YOON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540181.

CHNG YI KEN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540182.

NG HOE PAR LIONEL, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540183.

THAM HOO KWEE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540184.

NAKAYAMA SUMAKO, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540185.

KATABUCHI YUKIE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540186.

SUZUKI MASAE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540187.

NAKAYAMA KAORU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660051.

KAYAMA JUNICHIRO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660052.

LIM LEE HOOM, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660053.

OON BEE EAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660054.

MOHD FAIZAL BIN ISMAIL, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660055.

CHAN WAI LIN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660056.

LEE KAH ENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660057.

LO YUK YING, as to an undivided 6/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660058.

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KWAN KA PUI and CHO MEI KWAN CATHY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660059.

CHAN CHUI LING and CHAN KIT LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660060.

LI CHUEN HING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660061.

CHOW KHAI MING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660062.

MAK TING YUAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660063.

ONG SAI KOW ONG TAI TEONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660064.

LIM SOON HUAT and LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660065.

CHENG TZE CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660066.

NG MEI LEI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660067.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660068.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660069.

NG LIM TECK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660070.

KENNETH LIM CHER KIONG, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660071.

CHO YUK KWAN PHYLLIS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660072.

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NG NON NGIUK, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660073.

FOO LEE LIAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660074.

SUEN PUI LIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660075.

CHIANG KAI SOO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660076.

MA WING HAN OPHELIA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660077.

LEUNG YUEN CHING KAREN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660078.

KOK SONG EUE KOK SIANG EWE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660079.

FOO AH SUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660080.

GRACE SNG SIEW LAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660081.

HARIS FIROZ BIN ABDUL JALIL, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660082.

TEE POH CHEONG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660083.

KE SHULING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660084.

KO KHOEN LIAN and KO SHELLY, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660085.

LEUNG TZE WING and WONG HO KEE, as to an undivided 8/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660086.

TAI LAO KOK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150114.

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CHAI WEI KUO ANDREW, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150115.

NG SING HEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150116.

GAURI A/P KRISHNASWAMI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150117.

YONG YU WEN EWEN and PEARLE LIEW PO LI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150118.

LIM LAY HOON and LIM BOON HOE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150119.

TANG LOON CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150120.

YONG YU WU EWART, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150121.

IBUKI KEIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150122.

LO LOVONO LUCY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150123.

WONG PUI YAN ALANA, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150124.

JESSIE TAN SEOH HONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150125.

CHENG YUEN KONG ALAN, as to an undivided 132,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

SIEW FENG OI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150127.

TAN CHIA LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

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ANNEGOH ENG NEO @ ANNE GOH ENG KIM , as to an undivided 4/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150129.

LAU WING WAI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150130.

OXENHAM CLIVE OLIVER, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150131.

CHAN SUET FUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150132.

WONG KAI LAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150133.

MIURA KYOKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150134.

CHUA MEI HUI and ANG SU PIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150135.

NG LIANG JEAH and LIM BOON HENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150136.

NIIMI MITSUYOSHI and NIIMI KIYOMI, as to an undivided 19/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150137.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150138.

FU KA YAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150139.

LEUNG MING CHUN and LEUNG MING SUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150140.

CHAN YUK YI POLLY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150141.

SEAH YANG HOWE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150142.

THAM HOO KWEE, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150143.

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NG LAI CHING VENUS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150144.

LEE CHOONG HENG FREDERICK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150145.

ANNE GOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150146.

LEE CHENG LUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150147.

LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150148.

LEE SIEW YIN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150149.

LEE SIEW YIN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150150.

LAU WAI MING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300334.

TAN BAK TEIK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300335.

LEE BENG IM and LEE BENG CHOO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300336.

YU KIN FUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300337.

CHAN SIM FONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300338.

HIRAI SHIGERU, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300339.

SONE MASAAKI and SONE FUKUE, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300340.

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XUE DAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600606.

LO YUK YING, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600607.

KO BETTY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600608.

IP WING SZE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600609.

TONG YUE SANG and YAU SIU LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600610.

PUN OI WAH, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600611.

MAK KUI HOI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600612.

GOH SOON LENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600613.

WONG CHUN LONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600614.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600615.

SUN LAI FONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600616.

CHAN HUA CHER, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600617.

UKE AIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600618.

CHOY WEI CHING ANGELINA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600619.

TAIRA HIDEYUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600620.

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YONG MEN WIN EDWARD, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600621.

FUNG YUNG CHUI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820197.

CHUI PUI HA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820198.

OZAKI YUKA, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820199.

WONG BUT CHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820200.

PHUA HUI JUN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820201.

OBA KEISHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820202.

TSEUNG KWOK HEUNG ROYS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820203.

CHAN QING RONG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470002.

KUROSAWA SHINICHI, as to an undivided 17/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470003.

LO LOVONO LUCY, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470004.

LUN KA CHU and KUNG EAY WAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470005.

YONEYAMA TSUYOSHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470006.

ONDA SAORI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470007.

KUNO MANABU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470008.

ISHIZAKI NOBUKO, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470009.

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OKUBO YUKARI, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470010.

HIRAI SHIGERU, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470011.

LEUNG TIN SANG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470012.

DOHARA HIROMI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470013.

TAKAHASHI HISAKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470014.

KAWAMURA TAKESHI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470015.

NAKAMURA YUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 18, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51620255.

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